UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2018

LEAFBUYER TECHNOLOGIES, INC.
(formerly known as AP Event, Inc.) (Exact Name of Registrant as Specified in its Charter)

Nevada	333-206745	38-3944821
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6888 S. Clinton Street, Suite 300, Greenwood Village, CO 80108

(Address of principal executive offices)

Registrant’s telephone number, including area code: (720) 235-0099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 6, 2018, Leafbuyer Technologies, Inc. (the “Registrant”), entered into and consummated a Stock Purchase Agreement (the “Agreement”) to acquire all of the issued and outstanding capital stock (the “Purchase Shares”) of Greenlight Technologies, Inc., a Nevada corporation (“Greenlight”) from the Greenlight shareholders (the “Sellers”) in consideration for 2,666,667 shares of the Registrant’s common stock, par value $0.001 per share (the “Common Stock”), cash in the amount of $150,000 at the closing of the Purchase Shares (the “Closing”), an additional payment of $300,000 in cash on or before January 31, 2019, and up to 1,200,000 additional shares of Common Stock as “Incentive Shares” based on certain development goals as set forth in the Agreement.

In addition, Greenlight, as a wholly-owned subsidiary of the Registrant, entered into an Employment Agreement with Michael Gabriel (“Executive”) as a Director of Greenlight to develop Greenlight’s technical vision, strategic development and developing technical, web and mobile services. The Executive’s base compensation is $150,000 per year, options to purchase 250,000 shares of Common Stock at an exercise price of $0.25 per share, vesting equally over two and one-half years. The employment agreement contains customary provisions related to benefits, vacation, and termination.

The foregoing description of the terms and conditions of the Agreement and the Employment Agreement is only a summary and is qualified in its entirety by the full text of the Agreement and the Employment Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference in this Item 1.01 and in Item 3.02.

Item 3.02. Unregistered Sales of Equity Securities.

The information required to be disclosed in this Item 3.02 is incorporated herein by reference from Item 1.01.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Rule 506 of Regulation D promulgated thereunder. The offering was made to an “accredited investor” (as defined by Rule 501 under the Securities Act). In addition, the sale of securities did not involve a public offering; the Company made no solicitation in connection with the sale other than communications with the Investor; the Company obtained representations from the Investor regarding its experience and sophistication; and the investor either received or had access to adequate information about the Company in order to make an informed investment decision.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Stock Purchase Agreement between Leafbuyer Technologies, Inc., Greenlight Technologies, Inc. and the Shareholders of Greenlight Technologies, Inc.
10.2	Employment Agreement with Michael Gabriel

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAFBUYER TECHNOLOGIES, INC.

Date: November 13, 2018	By:	/s/ Kurt Rossner
	Name:	Kurt Rossner
	Title:	Chief Executive Officer

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